Prospectus Supplement
John Hancock Funds II
Emerging Markets Debt Fund (the fund)
Supplement dated January 2, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At a meeting held on December 12–14, 2023, the fund’s Board of Trustees approved a sales charge reduction and change to the contingent deferred sales charge (CDSC) for share Class A. As a result, effective March 1, 2024 (the Effective Date), the applicable information below is amended and restated as follows in the portion of the Shareholder fees table related to Class A under the “Fees and expenses” section:
Shareholder fees (%) (fees paid directly from your investment)	A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.75
(on certain purchases, including those of $500,000 or more)
Small account fee (for fund account balances under $1,000) ($)	20
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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